UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

Bright Mountain Media, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	561-998-2440

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On November 30, 2018, we sold 1,900,000 units of our securities to 21 accredited investors in a private placement exempt from registration under the Securities Act of 1933, as amended, in reliance on exemptions provided by Section 4(a)(2) and Rule 506(b) of Regulation D. The units (the “Units”) were sold at a purchase price of $0.40 per Unit resulting in gross proceeds to us of $760,000. Each unit consisted of one share of our common stock and one five year common stock purchase warrant to purchase one share of our common stock at an exercise price of $0.65 per share (the “Private Placement Warrants”).

We paid Spartan Capital Securities, LLC, a broker-dealer and member of FINRA (“Spartan Capital”), a cash commission of $76,000 and issued it five year placement agent warrants (“Placement Agent Warrants”) to purchase an aggregate of 190,000 shares of our common stock as compensation for its services. We used $160,000 of the proceeds from this closing for the payment of the fees due Spartan Capital under the terms of the Consulting Agreement and are using the balance for general working capital.

Spartan Capital acted as placement agent for us in this private placement and this latest closing represented the closing of the over-allotment portion of the offering which commenced in January 2018 pursuant to which we issued and sold an aggregate of 12,000,000 Units resulting in gross proceeds to us of $4,800,000. During the course of this offering, we paid Spartan Capital an aggregate cash commission of $480,000 and issued it Placement Agents Warrants to purchase an aggregate of 1,200,000 shares of our common stock, including the cash commission and Placement Agent Warrants issued pursuant to the over-allotment closing on November 30, 2018. Of the $4,320,000 in proceeds we received after payment of the commissions to Spartan Capital, we used an additional $1,160,000 for the payment of consulting and advisory fees to Spartan Capital, including the $160,000 paid in the most recent closing, with the balance of $3,160,000 being used by us for working capital.

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits.
		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number
4.1	Form of Private Placement Warrant	10-K	4/2/18	4.1
4.2	Form of Placement Agent Warrant	10-K	4/2/18	4.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2018	Bright Mountain Media, Inc.

By: /s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer